UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2007

WYNN RESORTS, LIMITED

(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

WYNN LAS VEGAS, LLC
(Exact name of registrant as specified in its charter)

Nevada	333-100768	88-0494875
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Las Vegas Boulevard South Las Vegas, Nevada	89109
(Address of principal executive offices of each registrant)	(Zip Code)

(702) 770-7555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Disbursement Agreement

On October 25, 2007, Wynn Las Vegas entered into an amendment and restatement (the “Amended and Restated Disbursement Agreement”) of its Master Disbursement Agreement dated as of December 14, 2004 with Deutsche Bank Trust Company Americas, as the bank agent and Deutsche Bank Trust Company Americas, as the disbursement agent. The Amended and Restated Disbursement Agreement, among other things, sets forth terms and conditions with respect to Wynn Las Vegas’ use of funds in certain of its accounts (including for the purpose of paying project costs), the completion of the Encore at Wynn Las Vegas (“Encore”) and Wynn Las Vegas’ ability to amend the budget, schedule, and contracts related to the construction of Encore. Furthermore, the Amended and Restated Disbursement Agreement requires Wynn Las Vegas to deliver status reports, costs reports, the budget and the schedule related to the construction of Encore and to certify as to the availability of funds necessary to complete construction of Encore, each on a quarterly basis. Failure to deliver such items or make such certifications, or the failure or inability to open or complete Encore by a specified opening or completion date, may result in a default or event of default under the Amended and Restated Disbursement Agreement, in which case Wynn Las Vegas may be prohibited from accessing funds pursuant to Wynn Las Vegas’ Amended and Restated Credit Agreement dated as of August 15, 2006 (as amended to date, the “Credit Agreement”) or making payments of project costs for Encore. Upon the occurrence and during the continuance of an event of default under the Amended and Restated Disbursement Agreement, the agent for the lenders under the Credit Agreement and the disbursement agent under the Amended and Restated Disbursement Agreement will be entitled to refuse to make extensions of credit pursuant to the Credit Agreement or make or allow any payments or disbursements for the payment of project costs. The Amended and Restated Disbursement Agreement provides that the agent for the lenders under the Credit Agreement, without the consent of any person, is entitled to waive defaults and events of default under the Amended and Restated Disbursement Agreement.

The foregoing description of the Amended and Restated Disbursement Agreement is qualified in its entirety by the full text of the Amended and Restated Disbursement Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits:

Exhibit Number	Description

10.1	Amended and Restated Master Disbursement Agreement, dated as of October 25, 2007, by and among Wynn Las Vegas, LLC, Deutsche Bank Trust Company Americas, as the initial Bank Agent, and Deutsche Bank Trust Company America, as the initial Disbursement Agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2007

WYNN RESORTS, LIMITED

By:	/s/ John Strzemp
John Strzemp Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2007

WYNN LAS VEGAS, LLC

By:	Wynn Resorts Holdings, LLC, its sole member

By:	Wynn Resorts, Limited, its sole member

By:	/s/ John Strzemp
John Strzemp Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Master Disbursement Agreement, dated as of October 25, 2007, by and among Wynn Las Vegas, LLC, Deutsche Bank Trust Company Americas, as the initial Bank Agent, and Deutsche Bank Trust Company America, as the initial Disbursement Agent

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